UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21147

Eaton Vance Insured California Municipal Bond Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2007

Item 1. Reports to Stockholders

Annual Report September 30, 2007

EATON VANCE
INSURED
MUNICIPAL
BOND
FUNDS

CLOSED-END FUNDS:

Insured Municipal

Insured California

Insured New York

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

TABLE OF CONTENTS

Management’s Discussion of Fund Performance	2

Performance Information and Portfolio Composition

Eaton Vance Insured Municipal Bond Fund	3
Eaton Vance Insured California Municipal Bond Fund	4
Eaton Vance Insured New York Municipal Bond Fund	5

Financial Statements	6

Federal Tax Information	34

Dividend Reinvestment Plan	35

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	37

Management and Organization	40

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Eaton Vance Insured Municipal Bond Funds (the “Funds”) are closed-end funds designed to provide current income exempt from regular federal income tax, federal alternative minimum tax and, in state specific funds, state personal income taxes. The Funds invest primarily in high-grade municipal securities that are insured as to the timely payment of principal and interest.

Economic and Market Conditions

Third quarter economic growth rose 3.9%, following the 3.8% growth rate achieved in the second quarter of 2007, according to preliminary Commerce Department data. During the third quarter ended September 30, the housing sector continued to struggle, as market concerns related to subprime mortgages caused a number of mortgage lenders to file for bankruptcy protection and others to limit new mortgage originations. Building permits and housing starts have both fallen significantly from their highs in early 2006, while sales of new and existing homes are down from their 2005 peaks. However, the weaker dollar is having a stimulative effect on economic growth in export-related industries and on U.S.-based multinational companies whose foreign profits are translated into more dollars. Overall, we believe the economy appears to be slowing, but in a somewhat controlled manner.

According to the Federal Reserve’s (the “Fed”) preferred inflation indicator, the Personal Consumption Expenditure (PCE) price deflator, both absolute and core (excludes food and energy) inflation is fairly well contained within the upper end of the Fed’s comfort zone. In an unscheduled August 17, 2007 meeting, the Fed lowered its Discount Rate – the rate charged to banks borrowing directly from the Fed – to 5.75% from 6.25%. The move was aimed at providing liquidity during a period of increased uncertainty and tighter credit conditions that surfaced rapidly in mid-August. On September 18, 2007, the Fed lowered its Federal Funds Rate to 4.75% from 5.25% – its first rate cut since the Fed stopped raising rates in June 2006 – and lowered the Discount Rate again to 5.25% from 5.75%.

Municipal market supply rose to record levels in the first half of 2007, resulting in underperformance of the municipal sector. On September 30, 2007, long-term AAA-rated insured municipal bonds yielded 93.9% of U.S. Treasury bonds with similar maturities.*

For the year ended September 30, 2007, the Lehman Brothers Municipal Bond Index† (the “Index”), an unmanaged index of municipal bonds, posted a gain of 3.10%. For more information about each Fund’s performance and that of funds in the same Lipper Classification,† see the Performance Information and Portfolio Composition pages that follow.

Management Discussion

The Funds invest primarily in bonds with maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. The Funds underperformed their benchmark Index during the year ended September 30, 2007. Much of the underperformance can be attributed to the broader-based credit scare that took hold of the fixed-income markets in late August. Yields on some municipal bonds reached 105% of U.S. Treasury yields. We believe that the ratio was not the result of any fundamental problems within the municipal market, but rather reflected the extreme dislocation in the fixed-income marketplace caused by the subprime fears, hedge fund problems, the decentralized municipal marketplace and illiquidity across a range of markets. The Funds’ exposure to more liquid, higher-credit quality bonds actually hurt performance as hedge funds and other non-traditional municipal market participants sold large positions of their most liquid bonds in order to raise cash.

Historically, there have been only a few instances of municipals trading at the cheap levels seen in August 2007, and it has generally been a short-term phenomenon. During September, municipals outperformed Treasury Bonds, as municipal yields started moving back toward their more historic relationship to Treasuries. Overall, liquidity has returned to the fixed-income marketplace with a more rational view of the market and risk assessment.

* Source:  Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

† It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Insured Municipal Bond Fund as of September 30, 2007

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance as of 9/30/07(1)

American Stock Exchange Symbol	EIM

Average Annual Total Return (by share price)
One Year	7.97%
Five Years	7.18
Life of Fund (8/30/02)	8.03

Average Annual Total Return (by net asset value)
One Year	1.87%
Five Years	7.15
Life of Fund (8/30/02)	7.73

Market Yields

Market Yield(2)	5.04%
Taxable-Equivalent Market Yield(3)	7.75

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
One Year	3.10%
Five Years	4.02
Life of Fund (8/31/02)	4.39

Lipper Averages(5)

Lipper Insured Municipal Debt Funds (Leveraged) Classification - Average Annual Total Returns
One Year	1.79%
Five Years	4.33
Life of Fund (8/31/02)	4.93

Portfolio Manager: Robert B. MacIntosh, CFA

Rating Distribution(6),(7)

By total investments

Fund Statistics(7)

• Number of Issues:	117
• Average Maturity:	29.2 years
• Average Effective Maturity:	17.0 years
• Average Call Protection:	9.4 years
• Average Dollar Price:	$90.92
• Leverage:*	37.8%

*The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average annual total returns at net asset value of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Insured Municipal Debt Funds (Leveraged) Classification (closed-end) contained 23, 20 and 20 funds for the 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) As of 9/30/07. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2007

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance as of 9/30/07(1)

American Stock Exchange Symbol	EVM

Average Annual Total Return (by share price)
One Year	4.18%
Five Years	5.70
Life of Fund (8/30/02)	6.56

Average Annual Total Return (by net asset value)
One Year	3.10%
Five Years	6.44
Life of Fund (8/30/02)	6.96

Market Yields

Market Yield(2)	4.92%
Taxable-Equivalent Market Yield(3)	8.35

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
One Year	3.10%
Five Years	4.02
Life of Fund (8/31/02)	4.39

Lipper Averages(5)

Lipper California Insured Municipal Debt Funds Classification - Average Annual Total Returns
One Year	2.25%
Five Years	4.31
Life of Fund (8/31/02)	4.92

Portfolio Manager: Cynthia J. Clemson

Rating Distribution(6),(7)

By total investments

Fund Statistics(7)

• Number of Issues:	95
• Average Maturity:	26.8 years
• Average Effective Maturity:	12.2 years
• Average Call Protection:	8.3 years
• Average Dollar Price:	89.72
• Leverage:*	37.7%

*The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. The Funds uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s Performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average annual total returns at net asset value of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Insured Municipal Debt Funds Classification (closed-end) contained 13, 10 and 10 funds for the 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) As of 9/30/07. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2007

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance as of 9/30/07(1)

American Stock Exchange Symbol	ENX

Average Annual Total Return (by share price)
One Year	3.87%
Five Years	5.21
Life of Fund (8/30/02)	6.16

Average Annual Total Return (by net asset value)
One Year	2.59%
Five Years	6.16
Life of Fund (8/30/02)	6.58

Market Yields

Market Yield(2)	4.87%
Taxable-Equivalent Market Yield(3)	8.04

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
One Year	3.10%
Five Years	4.02
Life of Fund (8/31/02)	4.39

Lipper Averages(5)

Lipper New York Insured Municipal Debt Funds Classification - Average Annual Total Returns
One Year	2.20%
Five Years	4.30
Life of Fund (8/31/02)	4.96

Portfolio Manager: Craig R. Brandon, CFA

Rating Distribution(6),(7)

By total investments

Fund Statistics(7)

• Number of Issues:	63
• Average Maturity:	27.4 years
• Average Effective Maturity:	11.7 years
• Average Call Protection:	9.1 years
• Average Dollar Price:	$93.13
• Leverage:*	38.0%

*The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 39.45% combined federal and state federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expensed that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average annual total returns at net asset value of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Insured Municipal Debt Funds Classification (closed-end) contained 12, 9 and 9 funds for the 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) As of 9/30/07. Portfolio information may not be representative of the fund’s current or future investments and may change due to active management.

Eaton Vance Insured Municipal Bond Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 159.4%
Principal Amount (000's omitted)	Security	Value
Electric Utilities — 1.0%
$10,300	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	$9,590,227
		$9,590,227
General Obligations — 5.5%
$28,400	California, 4.75%, 9/1/35	$28,117,136
13,250	California, 5.50%, 11/1/33	14,039,037
11,040	New York City, NY, 5.25%, 1/15/33	11,470,450
		$53,626,623
Hospital — 14.1%
$10,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	$10,010,100
16,375	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	16,229,754
19,550	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	19,794,766
1,225	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	1,208,842
2,610	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	2,488,322
2,500	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	2,512,750
6,200	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	6,374,902
2,600	Cuyahoga County, OH, (Cleveland Clinic Health System), 5.50%, 1/1/29	2,719,002
1,995	Erie County, OH, Hospital Facilities, (Firelands Regional Medical Center), 5.00%, 8/15/36	1,985,823
3,900	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	3,967,314
8,685	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	8,883,626
2,625	Indiana Health and Educational Facilities Authority, (Clarian Health Partners), 5.00%, 2/15/36	2,589,589
10,000	Knox County, TN, Health, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	1,913,800
10,000	Knox County, TN, Health, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/41	1,619,100
8,500	Lehigh County, PA, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	8,664,730
12,640	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	12,852,858

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$18,755	Tarrant County, TX, Cultural Education Facilities Authority (Texas Health Resources), 5.00%, 11/15/42	$18,738,496
15,000	Tarrant County, TX, Cultural Education Facilities Authority (Texas Health Resources), 5.00%, 11/15/47	14,999,100
		$137,552,874
Industrial Development Revenue — 5.8%
$21,275	Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.),5.50%, 10/1/37	$23,757,792
32,850	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	32,817,807
		$56,575,599
Insured-Electric Utilities — 14.8%
$13,000	Burlington, KS, Pollution Control Revenue, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	$13,647,270
19,395	Mississippi Development Bank, (Municipal Energy), (XLCA), 5.00%, 3/1/41	19,694,071
20,005	Missouri Joint Municipal Electric Utility Commission, Series A, (AMBAC), 4.50%, 1/1/37	19,386,445
2,625	Municipal Energy Agency, NE, (Power Supply System), (FSA), 5.00%, 4/1/36	2,682,881
21,925	Omaha, NE, Public Power District, (FGIC), 4.25%, 2/1/35	20,366,352
60,755	South Carolina Public Service Authority, (FSA), 5.125%, 1/1/37	63,007,795
10,650	Southern Minnesota Municipal Power Agency, (MBIA), 0.00%, 1/1/22	5,646,523
		$144,431,337
Insured-General Obligations — 22.6%
$10,705	Alamo, TX, Community College District, Series A, (MBIA), 4.75%, 8/15/32	$10,742,146
47,200	California, (XLCA), 5.00%, 10/1/28	48,736,360
34,035	Chabot - Las Positas, CA, College District, (AMBAC), 0.00%, 8/1/45	4,821,058
35,370	Chabot - Las Positas, CA, College District, (AMBAC), 0.00%, 8/1/46	4,750,545
41,300	Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/21	21,948,059
14,330	Clark County, NV, (AMBAC), 2.50%, 11/1/36	9,110,297
10,055	Frisco, TX, Independent School District, (FSA), 2.75%, 8/15/39	6,597,488
16,645	Frisco, TX, Independent School District, (FSA), 4.00%, 8/15/40	14,465,670
11,125	Frisco, TX, Independent School District, (MBIA), 4.50%, 8/15/40	10,577,094
20,425	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/21	11,219,657

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$50,650	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/22	$26,445,884
8,550	North Las Vegas, NV, Wastewater Reclamation System, (MBIA), 4.25%, 10/1/33	7,923,883
12,515	Northside, TX, Independent School District, Series B, (MBIA), 4.50%, 8/15/33	12,158,322
8,465	Phoenix, AZ, (AMBAC), 3.00%, 7/1/28	6,565,369
20,750	Schaumburg, IL, (FGIC), 5.00%, 12/1/38	21,270,202
3,170	Texas (Transportation Commission-Mobility Fund), (FGIC), 4.50%, 4/1/35	3,075,058
		$220,407,092
Insured-Hospital — 0.3%
$3,350	Washington Health Care Facilities Authority, (Providence Health Care), (FGIC), 4.50%, 10/1/35	$3,168,933
		$3,168,933
Insured-Industrial Development Revenue — 0.5%
$5,040	Monroe County, GA, Development Authority, (Georgia Power Co.), (AMBAC), Variable Rate, 4.90%, 7/1/36	$5,073,818
		$5,073,818
Insured-Lease Revenue / Certificates of Participation — 5.3%
$8,480	Jackson County, MO, Leasehold Revenue, (Truman Sports), (AMBAC), 4.50%, 12/1/31	$8,346,864
42,795	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), 5.00%, 6/1/37	43,622,227
		$51,969,091
Insured-Other Revenue — 8.1%
$78,275	Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45(1)	$79,490,611
		$79,490,611
Insured-Private Education — 3.0%
$270	Massachusetts Development Finance Agency, (Boston University), (XLCA), 6.00%, 5/15/59	$325,841
10,000	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	10,360,600
7,270	Pennsylvania Higher Educational Facilities Authority, (Temple University), (MBIA), 4.50%, 4/1/36	7,070,729
11,990	Washington, DC, Georgetown University, (AMBAC), 4.50%, 4/1/42	11,436,901
		$29,194,071

Principal Amount (000's omitted)	Security	Value
Insured-Public Education — 2.8%
$14,980	College of Charleston, SC, Academic and Administrative Facilities, (XLCA), 4.50%, 4/1/37	$14,492,701
5,905	University of California, (MBIA), 4.75%, 5/15/37	5,929,683
8,255	University of Vermont and State Agricultural College, (MBIA), 4.00%, 10/1/35	7,401,598
		$27,823,982
Insured-Sewer Revenue — 3.8%
$13,670	Chicago, IL, Wastewater Transmission, (MBIA), 0.00%, 1/1/23	$6,829,669
19,000	King County, WA, Sewer Revenue, (FGIC), 5.00%, 1/1/31	19,434,720
11,050	Marysville, OH, Wastewater Treatment System, (XLCA), 4.75%, 12/1/46	10,865,797
		$37,130,186
Insured-Special Tax Revenue — 8.8%
$18,980	Houston, TX, Hotel Occupancy Tax, (AMBAC), 0.00%, 9/1/24	$8,732,318
2,780	Massachusetts Bay Transportation Authority, Revenue Assessment, (MBIA), 4.00%, 7/1/33	2,490,157
10,000	Metropolitan Transportation Authority, NY, Dedicated Tax Fund, (MBIA), 5.00%, 11/15/30	10,279,300
17,200	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	17,126,900
223,640	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	22,024,067
38,025	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	6,276,407
75,420	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	11,841,694
47,475	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	7,081,846
		$85,852,689
Insured-Transportation — 31.0%
$6,000	Central, TX, Regional Mobility Authority, (FGIC), 5.00%, 1/1/45	$6,118,440
10,070	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/23	4,934,501
3,100	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/28	1,171,893
20,000	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40	20,547,600
25,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/39	5,039,750
10,200	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/21	5,458,938

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$14,175	Harris County, TX, Toll Road, Senior Lien, (MBIA), 4.50%, 8/15/36	$13,661,582
10,150	Maryland Transportation Authority, (FSA), 4.50%, 7/1/41	9,832,508
19,915	Massachusetts Turnpike Authority, Metropolitan Highway System, (AMBAC), 5.00%, 1/1/39(1)	20,071,930
8,360	Metropolitan Transportation Authority, NY, (FGIC), 4.75%, 11/15/37	8,409,658
42,045	Minneapolis and St Paul, MN, Metropolitan Airports Commission, (FGIC), 4.50%, 1/1/32	40,821,070
4,590	North Texas Tollway Authority, (FSA), 4.50%, 1/1/38	4,417,187
24,665	Northwest Parkway Public Highway Authority, CO, (FSA), 5.25%, 6/15/41	25,539,621
87,045	San Joaquin Hills, CA, Transportation Corridor Agency, (Toll Road Bonds), (MBIA), 0.00%, 1/15/25	39,237,275
10,410	Tampa-Hillsborough County, FL, Expressway Authority, (AMBAC), 4.00%, 7/1/34	9,162,049
40,165	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/20	22,730,177
64,900	Texas Turnpike Authority, (AMBAC), 5.00%, 8/15/42	65,864,414
		$303,018,593
Insured-Utilities — 3.7%
$5,000	Illinois Development Finance Authority, (Peoples Gas, Light and Coke), (AMBAC), 5.00%, 2/1/33	$5,108,650
31,500	Springfield, MO, Public Utility Revenue, (FGIC), 4.50%, 8/1/36	30,644,775
		$35,753,425
Insured-Water and Sewer — 14.8%
$25,885	Atlanta, GA, Water and Wastewater, (MBIA), 5.00%, 11/1/39(2)	$26,281,299
5,350	Birmingham, AL, Waterworks and Sewer Board, (AMBAC), 4.50%, 1/1/39	5,154,886
5,600	Birmingham, AL, Waterworks and Sewer Board, (AMBAC), 4.50%, 1/1/43	5,336,352
2,750	Coral Springs, FL, Improvements District, Water and Sewer Revenue, (MBIA), 4.75%, 6/1/32	2,757,673
3,000	Coral Springs, FL, Improvements District, Water and Sewer Revenue, (MBIA), 4.75%, 6/1/37	2,997,450
6,095	East Baton Rouge, LA, Sewer Commission, (FSA), 4.50%, 2/1/31	6,002,844
7,165	East Baton Rouge, LA, Sewer Commission, (FSA), 4.50%, 2/1/36	6,984,155
3,170	Fort Lauderdale, FL, Water and Sewer, (MBIA), 4.25%, 9/1/33	2,906,256

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer (continued)
$16,070	Knoxville, TN, Wastewater System, (MBIA), 4.00%, 4/1/40	$14,062,536
40,120	Massachusetts Water Resources Authority, (AMBAC), 4.00%, 8/1/40	35,120,647
8,500	New York City, NY, Municipal Water Finance Authority, (Water and Sewer System), (MBIA), 5.125%, 6/15/34	8,854,705
9,500	Palm Coast, FL, Utility System, (MBIA), 5.00%, 10/1/33	9,655,135
8,700	Tampa Bay, FL, Regional Water Supply Authority, (FGIC), 4.50%, 10/1/36	8,339,559
10,000	West Palm Beach, FL, Utility System, (FGIC), 5.00%, 10/1/34	10,229,500
		$144,682,997
Insured-Water Revenue — 11.7%
$8,930	Albany, OR, Water Revenue, (FGIC), 5.00%, 8/1/33	$9,148,339
3,250	Baltimore, MD, (Water Projects), (FGIC), 5.125%, 7/1/42	3,369,145
61,585	Los Angeles, CA, Department of Water and Power, Water Revenue, (FGIC), 5.00%, 7/1/43	62,633,177
5,000	Metropolitan Water District, CA, (FGIC), 5.00%, 10/1/33	5,152,850
6,000	Metropolitan Water District, CA, (FGIC), 5.00%, 10/1/36	6,167,520
700	Metropolitan Water District, Southern California, Water Resource, (MBIA), 5.00%, 7/1/37	707,763
12,540	Philadelphia, PA, Water and Wastewater, (AMBAC), 4.25%, 11/1/31	11,647,277
10,710	San Luis Obispo County, CA, (Nacimiento Water Project), Series A, (MBIA), 4.50%, 9/1/40	10,343,932
6,130	West Wilson, TN, Utility District Waterworks, (MBIA), 4.00%, 6/1/32	5,464,895
		$114,634,898
Other Revenue — 0.3%
$3,055	Main Street National Gas Inc., GA, Series A, 5.50%, 9/15/27(3)	$3,224,583
		$3,224,583
Special Tax Revenue — 1.5%
$4,600	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/24	$4,713,574
1,750	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/31	1,801,748
2,405	New Jersey Economic Development Authority, (Cigarette Tax), 5.75%, 6/15/29	2,518,468

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue (continued)
$5,110	New Jersey Economic Development Authority, (Cigarette Tax), 5.75%, 6/15/34	$5,368,975
		$14,402,765
Total Tax-Exempt Investments — 159.4% (identified cost $1,516,172,480)		$1,557,604,394
Other Assets, Less Liabilities — 1.3%		$12,531,658
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (60.7)%		$(592,729,995)
Net Assets Applicable to Common Shares — 100.0%		$977,406,057

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

At September 30, 2007, the concentration of the Fund's investments in the various states, determined as a percentage of total investments, is as follows:

California	25.7%

Texas	14.3%

Others, representing less than 10% individually	60.0%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2007, 82.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 5.1% to 26.0% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)  When-issued security.

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 158.8%
Principal Amount (000's omitted)	Security	Value
General Obligations — 5.1%
$6,165	California, 4.75%, 6/1/35	$6,103,658
9,975	California, 5.50%, 11/1/33	10,569,011
		$16,672,669
Hospital — 12.6%
$2,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 7/1/23	$2,065,840
3,245	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	3,252,334
10,900	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	10,965,291
2,330	California Statewide Communities Development Authority, (John Muir Health), Series A, 5.00%, 8/15/34	2,335,662
3,650	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	3,617,624
3,850	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	3,898,202
4,000	Torrance Hospital, (Torrance Memorial Medical Center), 5.50%, 6/1/31	4,098,040
3,360	Turlock, (Emanuel Medical Center, Inc.), 5.375%, 10/15/34	3,374,549
3,165	Washington Township Health Care District, 5.00%, 7/1/32	3,151,390
1,000	Washington Township Health Care District, 5.00%, 7/1/37	987,710
3,005	Washington Township Health Care District, 5.25%, 7/1/29	3,032,255
		$40,778,897
Insured-Electric Utilities — 3.0%
$4,000	Sacramento, Municipal Electric Utility District, (FSA), 5.00%, 8/15/28	$4,101,520
5,380	Sacramento, Municipal Electric Utility District, (MBIA), 5.00%, 8/15/28	5,557,701
		$9,659,221
Insured-Escrowed / Prerefunded — 7.8%
$7,540	Foothill/Eastern, Transportation Corridor Agency, (FSA), Escrowed to Maturity, 0.00%, 1/1/21	$4,217,725
5,035	San Francisco Bay Area Rapid Transportation District Sales Tax Revenue, (AMBAC), Prerefunded to 7/1/11, 5.00%, 7/1/31	5,310,364
15,000	University of California, (FGIC), 5.125%, 9/1/30	15,619,800
		$25,147,889

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations — 35.4%
$4,260	Antelope Valley Community College District, (Election of 2004), Series B, (MBIA), 5.25%, 8/1/39	$4,531,064
17,495	Arcadia Unified School District, (FSA), 0.00%, 8/1/40	3,204,209
18,375	Arcadia Unified School District, (FSA), 0.00%, 8/1/41	3,197,985
2,840	Azusa Unified School District, (FSA), 0.00%, 7/1/25	1,259,824
6,030	Burbank Unified School District, (FGIC), 0.00%, 8/1/21	3,274,591
6,500	California, (AGC), 4.50%, 8/1/30	6,166,030
2,140	Campbell, Union High School District, (FGIC), 4.50%, 8/1/31	2,101,480
10,000	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/32	2,820,800
10,000	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/36	2,275,000
10,000	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/37	2,154,900
32,755	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/44	4,889,011
3,000	Chino Valley Unified School District, (FSA), 5.00%, 8/1/26	3,129,960
10,600	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/33	2,720,278
25,000	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/34	6,057,500
7,725	Escondido, (Election of 2004), (MBIA), 4.75%, 9/1/36	7,783,092
2,060	Huntington Beach, City School District, (FGIC), 0.00%, 8/1/25	910,335
2,140	Huntington Beach, City School District, (FGIC), 0.00%, 8/1/26	896,746
2,000	Jurupa Unified School District, (FGIC), 0.00%, 8/1/23	982,140
2,000	Jurupa Unified School District, (FGIC), 0.00%, 8/1/26	838,080
2,235	Kings Canyon, Joint Unified School District, (FGIC), 0.00%, 8/1/25	987,669
3,225	Modesto, High School District, Stanislaus County, (FGIC), 0.00%, 8/1/24	1,501,753
11,190	Oakland Unified School District, Alameda County, (Election of 2006), (FSA), 4.375%, 8/1/28	10,862,916
5,000	Riverside Unified School District, (FGIC), 5.00%, 2/1/27	5,200,250
10,000	San Diego Unified School District, (FGIC), 0.00%, 7/1/22	5,185,300
10,000	San Diego Unified School District, (FGIC), 0.00%, 7/1/23	4,929,100
8,000	San Juan Unified School District, (FSA), 0.00%, 8/1/21	4,344,400
5,000	San Mateo County, Community College District, (FGIC), 0.00%, 9/1/22	2,573,500
4,365	San Mateo County, Community College District, (FGIC), 0.00%, 9/1/23	2,135,533
3,955	San Mateo County, Community College District, (FGIC), 0.00%, 9/1/25	1,741,110

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$5,240	San Mateo, Union High School District, (FGIC), 0.00%, 9/1/21	$2,835,154
2,740	Santa Ana Unified School District, (MBIA), 5.00%, 8/1/32	2,807,596
5,915	Santa Clara Unified School District, (Election of 2004), (FSA), 4.375%, 7/1/30	5,724,005
3,825	Union Elementary School District, (FGIC), 0.00%, 9/1/24	1,774,417
3,000	Ventura County, Community College District, (MBIA), 5.00%, 8/1/27	3,122,220
		$114,917,948
Insured-Hospital — 6.1%
$19,495	California Health Facilities Financing Authority, (Sutter Health), (MBIA), 5.00%, 8/15/38	$19,737,128
		$19,737,128
Insured-Lease Revenue / Certificates of Participation — 10.2%
$11,915	California Public Works Board Lease Revenue, (California Community College), (FGIC), 4.00%, 10/1/30	$10,835,620
1,000	California Public Works Board Lease Revenue, (Department of General Services), (AMBAC), 5.00%, 12/1/27	1,041,050
15,000	San Jose, Financing Authority, (Civic Center), (AMBAC), 5.00%, 6/1/37	15,289,950
5,850	Shasta, Joint Powers Financing Authority, (County Administration Building), (MBIA), 5.00%, 4/1/29	6,009,939
		$33,176,559
Insured-Other Revenue — 6.9%
$20,275	Golden State Tobacco Securitization Corp., (Tobacco Settlement Revenue), (AGC), 5.00%, 6/1/45	$20,589,871
1,750	Golden State Tobacco Securitization Corp., (Tobacco Settlement Revenue), (FGIC), 5.00%, 6/1/35	1,791,877
		$22,381,748
Insured-Private Education — 0.5%
$1,560	California Educational Facilities Authority, (St. Mary's College of California), (MBIA), 5.125%, 10/1/26	$1,685,159
		$1,685,159

Principal Amount (000's omitted)	Security	Value
Insured-Public Education — 4.3%
$1,000	California State University, (AMBAC), 5.125%, 11/1/26	$1,047,570
12,965	University of California, General Revenues, (FGIC), 4.75%, 5/15/37	13,019,194
		$14,066,764
Insured-Sewer Revenue — 5.8%
$18,350	Livermore-Amador Valley, Water Management Agency, (AMBAC), 5.00%, 8/1/31	$18,724,524
		$18,724,524
Insured-Special Assessment Revenue — 7.7%
$7,765	Ceres, Redevelopment Agency Tax, (AMBAC), 4.00%, 11/1/36	$6,746,853
1,800	Murrieta Redevelopment Agency Tax, (MBIA), 5.00%, 8/1/32	1,853,784
7,000	Pomona, Public Financing Authority, (MBIA), 5.00%, 2/1/33	7,108,150
6,110	Santa Cruz County, Redevelopment Agency Tax, (MBIA), 5.00%, 9/1/35	6,272,587
3,000	Tustin Unified School District, (FSA), 5.00%, 9/1/38	3,060,840
		$25,042,214
Insured-Special Tax Revenue — 16.5%
$5,000	Hesperia, Public Financing Authority, (Redevelopment and Housing Project), Series A, (XLCA), 5.00%, 9/1/31	$5,163,800
16,095	Hesperia Public Financing Authority, (Redevelopment and Housing Project), Series A, (XLCA), 5.00%, 9/1/37	16,544,694
2,500	North City, School Facility Financing Authority, (AMBAC), 0.00%, 9/1/26	1,035,875
77,090	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	7,591,823
13,095	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	2,161,461
25,980	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	4,079,120
16,350	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	2,438,930
925	San Francisco, Bay Area Rapid Transportation District Sales Tax Revenue, (AMBAC), 5.00%, 7/1/26	955,294
3,595	San Francisco, Bay Area Rapid Transportation District Sales Tax Revenue, (AMBAC), 5.00%, 7/1/31	3,698,464
1,850	San Francisco, Bay Area Rapid Transportation District Sales Tax Revenue, (AMBAC), 5.125%, 7/1/36	1,919,875
8,645	San Francisco, Bay Area Rapid Transportation District, Sales Tax Revenue, (FSA), 4.25%, 7/1/36	7,946,225
		$53,535,561

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation — 5.9%
$3,000	Puerto Rico Highway and Transportation Authority, (FGIC), 5.25%, 7/1/39	$3,337,170
13,940	Sacramento County, Airport System, (FSA), 5.00%, 7/1/27	14,470,417
3,445	San Joaquin Hills, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/30	1,183,426
		$18,991,013
Insured-Utilities — 4.6%
$14,750	Los Angeles, Department of Water and Power, (MBIA), 5.125%, 7/1/41	$15,041,460
		$15,041,460
Insured-Water Revenue — 18.9%
$8,180	California Water Resource, (Central Valley), (FGIC), 5.00%, 12/1/29(1)	$8,477,179
3,455	Calleguas Las Virgenes, Public Financing Authority Revenue (Municipal Water District), (MBIA), 4.25%, 7/1/32	3,214,359
7,065	Calleguas Las Virgenes, Public Financing Authority Revenue (Municipal Water District), Series A, (FGIC), 4.75%, 7/1/37	7,087,113
950	Contra Costa, Water District, (FSA), 4.50%, 10/1/27	950,513
5,500	Contra Costa, Water District, (FSA), 4.50%, 10/1/31	5,424,485
9,000	Los Angeles, Department of Water and Power, Water Revenue, (FGIC), 5.00%, 7/1/43	9,153,180
10,000	Metropolitan Water District, (FGIC), 5.00%, 10/1/36	10,279,200
1,750	San Diego, (Water Utility Fund), (FGIC), 4.75%, 8/1/28	1,753,693
8,330	San Francisco City and County Public Utilities Commission, (FSA), 4.25%, 11/1/33	7,787,301
7,500	San Luis Obispo County, (Nacimiento Water Project), Series A, (MBIA), 4.50%, 9/1/40	7,243,650
		$61,370,673
Lease Revenue / Certificates of Participation — 0.9%
$2,570	Sacramento City Financing Authority, 5.40%, 11/1/20	$2,852,829
		$2,852,829

Principal Amount (000's omitted)	Security	Value
Water Revenue — 6.6%
$21,180	Southern California, Metropolitan Water District, 5.00%, 7/1/37	$21,401,331
		$21,401,331
Total Tax-Exempt Investments — 158.8% (identified cost $504,056,138)		$515,183,587
Other Assets, Less Liabilities — 1.4%		$4,395,918
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (60.2)%		$(195,071,709)
Net Assets Applicable to Common Shares — 100.0%		$324,507,796

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2007, 84.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 4.2% to 23.1% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 159.1%
Principal Amount (000's omitted)	Security	Value
Electric Utilities — 0.9%
$1,950	Long Island Power Authority, Electric System Revenue, 5.00%, 9/1/27	$2,002,708
		$2,002,708
Escrowed / Prerefunded — 0.3%
$735	New York City, Prerefunded to 6/1/12, 5.25%, 6/1/27	$789,265
		$789,265
General Obligations — 4.1%
$1,500	New York, 5.25%, 1/15/28	$1,558,485
3,500	New York City, 5.25%, 8/15/26	3,675,840
2,340	New York City, 5.25%, 6/1/27	2,423,561
1,805	New York City, 5.25%, 1/15/33	1,875,377
		$9,533,263
Hospital — 1.0%
$640	New York Dormitory Authority, (Lenox Hill Hospital), 5.50%, 7/1/30	$645,933
1,750	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/34	1,786,172
		$2,432,105
Industrial Development Revenue — 3.0%
$5,000	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$5,340,550
1,485	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,658,299
		$6,998,849
Insured-Electric Utilities — 6.3%
$7,500	Long Island Power Authority, (AMBAC), 5.00%, 9/1/34	$7,707,750
7,500	Long Island Power Authority, Electric System Revenue, (MBIA), 4.25%, 5/1/33	7,052,475
		$14,760,225
Insured-Escrowed / Prerefunded — 2.3%
$4,940	Puerto Rico Highway and Transportation Authority, (MBIA), Prerefunded to 7/1/13, 5.00%, 7/1/33	$5,311,142
		$5,311,142

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations — 0.8%
$1,750	New York Dormitory Authority, (School Districts Financing Program), (MBIA), 5.00%, 10/1/30	$1,804,985
		$1,804,985
Insured-Hospital — 15.3%
$15,500	New York City Health and Hospital Corp., (Health Systems), (AMBAC), 5.00%, 2/15/23	$16,140,150
2,240	New York Dormitory Authority, (Health Quest Systems), (AGC), Series B, 5.125%, 7/1/37	2,307,469
10,000	New York Dormitory Authority, (Hospital Surgery), (MBIA), 5.00%, 2/1/38	10,083,900
6,800	New York Dormitory Authority, (Maimonides Medical Center), (MBIA), 5.00%, 8/1/33	6,963,744
		$35,495,263
Insured-Lease Revenue / Certificates of Participation — 1.5%
$3,750	Hudson Yards Infrastructure Corp., (MBIA), 4.50%, 2/15/47	$3,606,112
		$3,606,112
Insured-Other Revenue — 12.4%
$5,535	New York City Cultural Resource Trust, (American Museum of Natural History), (MBIA), 5.00%, 7/1/44	$5,666,180
2,000	New York City Cultural Resource Trust, (Wildlife Conservation Society), (FGIC), 5.00%, 2/1/34	2,055,860
10,900	New York City Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 4.75%, 1/1/42	10,903,270
2,315	New York City Industrial Development Agency, (Yankee Stadium), (FGIC), 4.50%, 3/1/39	2,266,478
8,000	New York City Industrial Development Agency, (Yankee Stadium), (MBIA), 4.75%, 3/1/46	7,936,800
		$28,828,588
Insured-Private Education — 27.4%
$4,000	Madison County Industrial Development Agency, (Colgate University), (MBIA), 5.00%, 7/1/39	$4,110,000
16,500	New York City Industrial Development Agency, (New York University), (AMBAC), 5.00%, 7/1/41	16,755,585
11,500	New York Dormitory Authority, (Brooklyn Law School), (XLCA), 5.125%, 7/1/30	11,875,015
2,225	New York Dormitory Authority, (FIT Student Housing Corp.), (FGIC), 5.125%, 7/1/26	2,423,337

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Private Education (continued)
$4,250	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/31	$4,330,538
4,500	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/41	4,569,705
13,585	New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/32	14,271,314
8,455	Oneida County Industrial Development Agency, (Hamilton College), (MBIA), 0.00%, 7/1/34	2,316,163
8,455	Oneida County Industrial Development Agency, (Hamilton College), (MBIA), 0.00%, 7/1/36	2,086,102
4,000	Oneida County Industrial Development Agency, (Hamilton College), (MBIA), 0.00%, 7/1/37	937,320
		$63,675,079
Insured-Public Education — 3.0%
$7,000	New York Dormitory Authority, (University Educational Facility), (MBIA), 4.75%, 5/15/25	$7,017,080
		$7,017,080
Insured-Solid Waste — 2.0%
$1,790	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$1,001,863
1,240	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/22	660,920
1,090	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	552,826
1,490	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/24	716,228
3,735	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	1,702,488
		$4,634,325
Insured-Special Tax Revenue — 25.4%
$15,560	Metropolitan Transportation Authority, Petroleum Tax Fund, (FSA), 5.00%, 11/15/32(1)	$16,001,748
6,850	New York City Transitional Finance Authority, (Future Tax), (MBIA), 5.00%, 5/1/31	7,021,250
4,000	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	3,983,000
4,335	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	4,435,615
3,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	742,890
10,000	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/32	3,039,800

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$54,630	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	$5,379,962
83,445	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	13,773,432
18,440	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	2,895,264
11,605	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	1,731,118
		$59,004,079
Insured-Transportation — 27.0%
$32,500	Metropolitan Transportation Authority, (FSA), 5.00%, 11/15/30	$33,362,550
4,060	Puerto Rico Highway and Transportation Authority, (MBIA), 5.00%, 7/1/33	4,181,435
24,600	Triborough Bridge and Tunnel Authority, (MBIA), 5.00%, 11/15/32	25,298,394
		$62,842,379
Insured-Water and Sewer — 7.6%
$7,000	New York City Municipal Water Finance Authority, (Water and Sewer System), (AMBAC), 5.00%, 6/15/38	$7,165,620
10,000	New York City Municipal Water Finance Authority, (Water and Sewer System), (MBIA), 5.125%, 6/15/34	10,417,300
		$17,582,920
Lease Revenue / Certificates of Participation — 6.2%
$4,000	Metropolitan Transportation Authority, Lease Contract, 5.125%, 1/1/29	$4,131,840
10,000	New York Dormitory Authority, (North General Hospital), 5.00%, 2/15/25	10,281,800
		$14,413,640
Private Education — 2.1%
$150	Hempstead Industrial Development Agency, (Adelphi University), 5.00%, 10/1/35	$150,353
1,630	Madison County Industrial Development Agency, (Colgate University), 5.00%, 7/1/33	1,672,070
3,065	Rensselaer County Industrial Development Agency, (Rensselaer Polytech Institute), 5.125%, 8/1/27	3,111,190
		$4,933,613

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Transportation — 6.4%
$14,500	Port Authority of New York and New Jersey, 5.00%, 9/1/38	$14,924,705
		$14,924,705
Water Revenue — 4.1%
$3,750	New York State Environmental Facilities Corp., Clean Water, (Municipal Water Finance), 4.50%, 6/15/36	$3,675,675
6,000	New York State Environmental Facilities Corp., Clean Water, (Municipal Water Finance), Series A, 4.50%, 6/15/36	5,881,080
		$9,556,755
Total Tax-Exempt Investments — 159.1% (identified cost $359,210,285)		$370,147,080
Other Assets, Less Liabilities — 2.2%		$5,043,373
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (61.3)%		$(142,566,363)
Net Assets Applicable to Common Shares — 100.0%		$232,624,090

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2007, 82.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 35.2% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of September 30, 2007

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Assets
Investments —
Identified cost	$1,516,172,480	$504,056,138	$359,210,285
Unrealized appreciation	41,431,914	11,127,449	10,936,795
Investments, at value	$1,557,604,394	$515,183,587	$370,147,080
Cash	$322,694	$679,864	$51,915
Receivable for investments sold	1,849,759	2,368,186	14,022,834
Receivable from the transfer agent	254,531	—	—
Interest receivable	17,382,923	5,092,253	4,258,910
Receivable for open interest rate swap contracts	526,326	172,040	109,392
Total assets	$1,577,940,627	$523,495,930	$388,590,131
Liabilities
Payable for investments purchased	$—	$2,344,886	$12,398,622
Payable for closed interest rate swap contracts	3,778,897	1,238,664	736,907
Payable for open interest rate swap contracts	106,873	35,168	25,384
Payable for when-issued securities	3,129,542	—	—
Payable to affiliate for investment advisory fee	525,644	174,021	125,598
Accrued expenses	263,619	123,686	113,167
Total liabilities	$7,804,575	$3,916,425	$13,399,678
Auction preferred shares at liquidation value plus cumulative unpaid dividends	592,729,995	195,071,709	142,566,363
Net assets applicable to common shares	$977,406,057	$324,507,796	$232,624,090
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$647,300	$216,403	$157,142
Additional paid-in capital	913,679,776	305,346,074	221,586,692
Accumulated net realized gain (loss) (computed on the basis of identified cost)	15,778,595	7,385,955	(365,231)
Undistributed net investment income	5,135,729	175,194	160,346
Net unrealized appreciation (computed on the basis of identified cost)	42,164,657	11,384,170	11,085,141
Net assets applicable to common shares	$977,406,057	$324,507,796	$232,624,090
Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)
	23,700	7,800	5,700
Common Shares Outstanding
	64,730,017	21,640,290	15,714,216
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$15.10	$15.00	$14.80

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 2007

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Investment Income
Interest	$75,803,771	$24,803,591	$17,919,839
Total investment income	$75,803,771	$24,803,591	$17,919,839
Expenses
Investment adviser fee	$10,379,474	$3,407,332	$2,463,904
Trustees' fees and expenses	27,845	18,984	14,554
Preferred shares remarketing agent fee	1,481,250	487,500	356,250
Custodian fee	518,044	194,116	184,990
Legal and accounting services	100,337	71,566	63,782
Printing and postage	122,496	31,876	28,947
Transfer and dividend disbursing agent fees	71,669	67,930	68,365
Miscellaneous	252,981	44,679	51,130
Total expenses	$12,954,096	$4,323,983	$3,231,922
Deduct —
Reduction of custodian fee	$74,075	$27,350	$20,886
Reduction of investment adviser fee	5,000,771	1,641,318	1,187,700
Total expense reductions	$5,074,846	$1,668,668	$1,208,586
Net expenses	$7,879,250	$2,655,315	$2,023,336
Net investment income	$67,924,521	$22,148,276	$15,896,503
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$20,170,096	$10,442,371	$3,554,564
Financial futures contracts	(2,802,323)	(473,678)	(795,657)
Interest rate swap contracts	(2,374,079)	(787,835)	(410,177)
Net realized gain	$14,993,694	$9,180,858	$2,348,730
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(48,710,039)	$(16,848,127)	$(9,091,693)
Financial futures contracts	6,187,025	1,629,214	1,457,284
Interest rate swap contracts	419,453	136,872	84,008
Net change in unrealized appreciation (depreciation)	$(42,103,561)	$(15,082,041)	$(7,550,401)
Net realized and unrealized loss	$(27,109,867)	$(5,901,183)	$(5,201,671)
Distributions to preferred shareholders From net investment income	$(14,559,631)	$(6,400,688)	$(4,744,586)
From net realized gain	(7,288,367)	—	—
Net increase in net assets from operations	$18,966,656	$9,846,405	$5,950,246

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2007

Increase (Decrease) in Net Assets	Insured Municipal Fund	Insured California Fund	Insured New York Fund
From operations —
Net investment income	$67,924,521	$22,148,276	$15,896,503
Net realized gain from investment transactions, financial futures contracts and interest rate swap contracts	14,993,694	9,180,858	2,348,730
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(42,103,561)	(15,082,041)	(7,550,401)
Distributions to preferred shareholders —
From net investment income	(14,559,631)	(6,400,688)	(4,744,586)
From net realized gain	(7,288,367)	—	—
Net increase in net assets from operations	$18,966,656	$9,846,405	$5,950,246
Distributions to common shareholders —
From net investment income	$(49,857,665)	$(15,986,232)	$(11,230,453)
From net realized gain	(21,466,335)	—	—
Total distributions to common shareholders	$(71,324,000)	$(15,986,232)	$(11,230,453)
Capital share transactions
Reinvestment of distributions to common shareholders	$1,404,598	$183,159	$240,028
Net increase in net assets from capital share transactions	$1,404,598	$183,159	$240,028
Net decrease in net assets	$(50,952,746)	$(5,956,668)	$(5,040,179)
Net Assets Applicable to Common Shares
At beginning of year	$1,028,358,803	$330,464,464	$237,664,269
At end of year	$977,406,057	$324,507,796	$232,624,090
Undistributed net investment income included in net assets applicable to common shares
At end of year	$5,135,729	$175,194	$160,346

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2006

Increase (Decrease) in Net Assets	Insured Municipal Fund	Insured California Fund	Insured New York Fund
From operations —
Net investment income	$68,535,603	$21,963,284	$15,860,387
Net realized gain from investment transactions and financial futures contracts	49,482,205	11,891,526	6,964,740
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(4,622,295)	948,514	(248,803)
Distributions to preferred shareholders —
From net investment income	(17,430,699)	(5,599,504)	(4,204,905)
From net realized gain	(893,815)	—	—
Net increase in net assets from operations	$95,070,999	$29,203,820	$18,371,419
Distributions to common shareholders —
From net investment income	$(52,576,179)	$(16,523,947)	$(11,867,735)
From net realized gain	(4,466,196)	—	—
Total distributions to common shareholders	$(57,042,375)	$(16,523,947)	$(11,867,735)
Capital share transactions
Reinvestment of distributions to common shareholders	$480,041	$—	$—
Net increase in net assets from capital share transactions	$480,041	$—	$—
Net increase in net assets	$38,508,665	$12,679,873	$6,503,684
Net Assets Applicable to Common Shares
At beginning of year	$989,850,138	$317,784,591	$231,160,585
At end of year	$1,028,358,803	$330,464,464	$237,664,269
Undistributed net investment income included in net assets applicable to common shares
At end of year	$1,808,914	$528,201	$253,842

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the years stated

	Insured Municipal Fund
	Year Ended September 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$15.910	$15.320	$14.750	$14.670	$14.810
Income (loss) from operations
Net investment income	$1.050	$1.060	$1.059	$1.084	$1.041
Net realized and unrealized gain (loss)	(0.419)	0.696	0.611	0.043	0.009
Distributions to preferred shareholders From net investment income	(0.225)	(0.270)	(0.174)	(0.109)	(0.091)
From net realized gain	(0.113)	(0.014)	—	—	—
Total income from operations	$0.293	$1.472	$1.496	$1.018	$0.959
Less distributions to common shareholders
From net investment income	$(0.771)	$(0.813)	$(0.926)	$(0.938)	$(0.908)
From net realized gain	(0.332)	(0.069)	—	—	—
Total distributions to common shareholders	$(1.103)	$(0.882)	$(0.926)	$(0.938)	$(0.908)
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$—	$—	$(0.007)
Preferred shares underwriting discounts	$—	$—	$—	$—	$(0.184)
Net asset value — End of year (Common shares)	$15.100	$15.910	$15.320	$14.750	$14.670
Market value — End of year (Common shares)	$15.310	$15.220	$15.050	$13.950	$13.580
Total Investment Return on Net Asset Value(2)	1.87%	10.21%	10.70%	7.58%	5.67%
Total Investment Return on Market Value(2)	7.97%	7.32%	14.98%	9.91%	(3.42)%

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the years stated

	Insured Municipal Fund
	Year Ended September 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$977,406	$1,028,359	$989,850	$953,231	$947,812
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses before custodian fee reduction	0.79%	0.79%	0.78%	0.77%	0.75%
Expenses after custodian fee reduction	0.78%	0.78%	0.77%	0.77%	0.73%
Net investment income	6.76%	6.91%	6.97%	7.41%	7.20%
Portfolio Turnover	39%	56%	51%	37%	63%
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses before custodian fee reduction	0.50%	0.49%	0.48%	0.47%	0.47%
Expenses after custodian fee reduction	0.49%	0.49%	0.48%	0.47%	0.46%
Net investment income	4.25%	4.33%	4.35%	4.56%	4.54%
Senior Securities:
Total preferred shares outstanding	23,700	23,700	23,700	23,700	23,700
Asset coverage per preferred share(4)	$66,250	$68,397	$66,769	$65,233	$65,008
Involuntary liquidation preference per preferred share(5)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(5)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(5)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the years stated

	Insured California Fund
	Year Ended September 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$15.280	$14.690	$14.250	$14.180	$14.760
Income (loss) from operations
Net investment income	$1.024	$1.015	$1.011	$1.033	$0.993
Net realized and unrealized gain (loss)	(0.269)	0.598	0.444	0.021	(0.402)
Distributions to preferred shareholders From net investment income	(0.296)	(0.259)	(0.162)	(0.084)	(0.078)
Total income from operations	$0.459	$1.354	$1.293	$0.970	$0.513
Less distributions to common shareholders
From net investment income	$(0.739)	$(0.764)	$(0.853)	$(0.900)	$(0.901)
Total distributions to common shareholders	$(0.739)	$(0.764)	$(0.853)	$(0.900)	$(0.901)
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$—	$—	$(0.011)
Preferred shares underwriting discounts	$—	$—	$—	$—	$(0.181)
Net asset value — End of year (Common shares)	$15.000	$15.280	$14.690	$14.250	$14.180
Market value — End of year (Common shares)	$14.720	$14.840	$13.920	$13.730	$13.410
Total Investment Return on Net Asset Value(2)	3.10%	9.85%	9.58%	7.34%	2.58%
Total Investment Return on Market Value(2)	4.18%	12.58%	7.77%	9.36%	(4.54)%

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the years stated

	Insured California Fund
	Year Ended September 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$324,508	$330,464	$317,785	$308,277	$306,656
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses before custodian fee reduction	0.81%	0.85%	0.84%	0.83%	0.80%
Expenses after custodian fee reduction	0.81%	0.84%	0.83%	0.83%	0.77%
Net investment income	6.73%	6.85%	6.93%	7.23%	7.02%
Portfolio Turnover	27%	24%	16%	24%	38%
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses before custodian fee reduction	0.51%	0.53%	0.52%	0.51%	0.50%
Expenses after custodian fee reduction	0.51%	0.52%	0.51%	0.51%	0.48%
Net investment income	4.22%	4.26%	4.28%	4.43%	4.42%
Senior Securities:
Total preferred shares outstanding	7,800	7,800	7,800	7,800	7,800
Asset coverage per preferred share(4)	$66,613	$67,375	$65,745	$64,524	$64,316
Involuntary liquidation preference per preferred share(5)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(5)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(5)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the years stated

	Insured New York Fund
	Year Ended September 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$15.140	$14.730	$14.390	$14.480	$14.690
Income (loss) from operations
Net investment income	$1.012	$1.010	$1.002	$1.019	$0.981
Net realized and unrealized gain (loss)	(0.335)	0.424	0.349	(0.120)	(0.006	)(2)
Distributions to preferred shareholders From net investment income	(0.302)	(0.268)	(0.167)	(0.089)	(0.090)
Total income from operations	$0.375	$1.166	$1.184	$0.810	$0.885
Less distributions to common shareholders
From net investment income	$(0.715)	$(0.756)	$(0.844)	$(0.900)	$(0.900)
Total distributions to common shareholders	$(0.715)	$(0.756)	$(0.844)	$(0.900)	$(0.900)
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$—	$—	$(0.013)
Preferred shares underwriting discounts	$—	$—	$—	$—	$(0.182)
Net asset value — End of year (Common shares)	$14.800	$15.140	$14.730	$14.390	$14.480
Market value — End of year (Common shares)	$14.500	$14.650	$13.680	$13.860	$13.450
Total Investment Return on Net Asset Value(3)	2.59%	8.41%	8.77%	6.10%	5.09%
Total Investment Return on Market Value(3)	3.87%	12.95%	4.88%	10.02%	(4.78)%

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the years stated

	Insured New York Fund
	Year Ended September 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$232,624	$237,664	$231,161	$225,972	$227,266
Ratios (As a percentage of average net assets applicable to common shares):(4)
Expenses before custodian fee reduction	0.86%	0.88%	0.87%	0.86%	0.83%
Expenses after custodian fee reduction	0.85%	0.88%	0.86%	0.85%	0.79%
Net investment income	6.72%	6.86%	6.81%	7.11%	6.83%
Portfolio Turnover	28%	14%	23%	33%	64%
The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(4)
Expenses before custodian fee reduction	0.54%	0.55%	0.54%	0.52%	0.52%
Expenses after custodian fee reduction	0.53%	0.54%	0.53%	0.52%	0.50%
Net investment income	4.19%	4.24%	4.21%	4.35%	4.31%
Senior Securities:
Total preferred shares outstanding	5,700	5,700	5,700	5,700	5,700
Asset coverage per preferred share(5)	$65,823	$66,705	$65,560	$64,646	$64,884
Involuntary liquidation preference per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(4)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(6)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Insured Municipal Bond Fund (Insured Municipal Fund), Eaton Vance Insured California Municipal Bond Fund (Insured California Fund), and Eaton Vance Insured New York Municipal Bond Fund (Insured New York Fund), (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. Each Fund seeks to provide current income exempt from regular federal income tax, including alternative minimum tax, and, in state specific funds, taxes in its specified state.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Interest rate swaps are generally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related
Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income tax is necessary. Each Fund also seeks to avoid payment of federal excise tax. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by each Fund, as exempt-interest dividends.

At September 30, 2007, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expires
Insured New York Fund	$170,661	September 30, 2013

During the year ended September 30, 2007, capital loss carryforwards of $4,046,892 and $3,978,855 were utilized to offset net realized gains by the Insured California Fund and Insured New York Fund, respectively.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under each Fund's organizational documents, its officers and Trustees may be

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund, and shareholders are indemnified against personal liability for the obligations of each Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds' investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

I  Interest Rate Swaps — A Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

J  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Auction Preferred Shares

Each Fund issued Auction Preferred Shares (APS) on October 29, 2002 in a public offering. The underwriting discounts and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares of each respective Fund. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of September 30, 2007 are as follows:

Fund	APS Issued and Outstanding
Insured Municipal
Series A	4,740
Series B	4,740
Series C	4,740
Series D	4,740
Series E	4,740
Insured California
Series A	3,900
Series B	3,900
Insured New York
Series A	2,850
Series B	2,850

The APS are redeemable at the option of each Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if a Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. Each Fund is required to maintain certain asset coverage with respect to the APS as defined in the Funds' By-Laws and the 1940 Act. Each Fund pays an annual fee equivalent to 0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS auctions.

3 Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Funds intend to distribute all or substantially all of their net realized capital gains, if any. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for APS at September 30, 2007, and the amount of dividends (including capital gains, if any) paid to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

Fund	APS Dividend Rates at September 30, 2007	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividends Rate Ranges
Insured Municipal
Series A	3.50%	$4,457,519	3.76%	3.09% - 5.30%
Series B	3.65%	$4,258,499	3.59%	2.93% - 5.55%
Series C	3.55%	$4,397,448	3.71%	3.17% - 5.50%
Series D	3.50%	$4,322,624	3.65%	3.17% - 5.05%
Series E	3.45%	$4,411,908	3.72%	3.18% - 5.50%
Insured California
Series A	3.45%	$3,201,448	3.28%	2.75% - 3.96%
Series B	3.20%	$3,199,240	3.28%	2.20% - 4.05%
Insured New York
Series A	3.20%	$2,367,404	3.32%	2.50% - 4.00%
Series B	3.70%	$2,377,182	3.34%	2.11% - 4.00%

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended September 30, 2007 and September 30, 2006 was as follows:

Year Ended Sept. 30, 2007	Insured Municipal	Insured California	Insured New York
Distributions declared from:
Tax-exempt income	$64,417,296	$22,386,920	$15,975,039
Short-term capital gains	$1,634,081	$—	$—
Long-term capital gains	$27,120,621	$—	$—
Year Ended Sept. 30, 2006	Insured Municipal	Insured California	Insured New York
Distributions declared from:
Tax-exempt income	$70,006,636	$22,122,421	$16,072,640
Ordinary income	$242	$1,030	$—
Long-term capital gains	$5,360,011	$—	$—

During the year ended September 30, 2007, the following amounts were reclassified due to differences between book and tax accounting primarily for accretion of market discount and non-deductible expenses:

	Insured Municipal	Insured California	Insured New York
Increase (decrease): Paid-in capital	$(145,508)	$—	$—
Accumulated net realized gain (loss)	$325,918	$114,363	$14,960
Accumulated undistributed net investment income	$(180,410)	$(114,363)	$(14,960)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

As of September 30, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Insured Municipal	Insured California	Insured New York
Undistributed income	$5,365,724	$246,903	$226,709
Undistributed long-term capital gains	$15,366,782	$7,036,876	$—
Capital loss carryforwards	$—	$—	$(170,661)
Unrealized appreciation (depreciation)	$42,576,470	$11,733,249	$10,890,571
Other temporary differences	$(229,995)	$(71,709)	$(66,363)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, dividends payable, and differences between book and tax accounting for futures contracts and accretion of market discount.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. The fee is computed at an annual rate of 0.65% of each Fund's average weekly gross assets and is payable monthly. EVM also serves as the administrator of the Funds, but currently receives no compensation.

In addition, EVM has contractually agreed to reimburse the Funds for fees and other expenses at an annual rate of 0.32% of average weekly gross assets of each Fund during the first five full years of each Fund's operations, 0.24% of average weekly gross assets of each Fund in year six, 0.16% in year seven and 0.08% in year eight. The Funds concluded their first five full years of operations on August 30, 2007. For the year ended September 30, 2007, the investment adviser fee and expenses reimbursed by EVM were as follows:

Fund	Investment Adviser Fee	Expenses Reduced by EVM
Insured Municipal	$10,379,474	$5,000,771
Insured California	$3,407,332	$1,641,318
Insured New York	$2,463,904	$1,187,700

Except for Trustees of the Funds who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and one Trustee of the Funds are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

Insured Municipal
Purchases	$626,206,160
Sales	696,527,919
Insured California
Purchases	$138,987,525
Sales	140,801,023
Insured New York
Purchases	$104,878,944
Sales	114,008,047

6  Common Shares

Shares issued pursuant to the Funds' dividend reinvestment plan for the years ended September 30, 2007 and September 30, 2006 were as follows:

	Year Ended September 30,
Fund	2007	2006
Insured Municipal	91,779	31,571
Insured California	12,088	—
Insured New York	16,071	—

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2007, as determined on a Federal income tax basis, were as follows:

Insured Municipal
Aggregate cost	$1,515,447,377
Gross unrealized appreciation	$50,086,534
Gross unrealized depreciation	(7,929,517)
Net unrealized appreciation	$42,157,017

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Insured California
Aggregate cost	$503,587,210
Gross unrealized appreciation	$15,133,599
Gross unrealized depreciation	(3,537,222)
Net unrealized appreciation	$11,596,377
Insured New York
Aggregate cost	$359,340,517
Gross unrealized appreciation	$11,590,761
Gross unrealized depreciation	(784,198)
Net unrealized appreciation	$10,806,563

8  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2007 is as follows:

Futures Contracts

Fund	Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)
Insured Municipal	12/07	680 U.S. Treasury Bond	Short	$(76,027,040)	$(75,713,750)	$313,290
Insured California	12/07	262 U.S. Treasury Bond	Short	$(29,291,912)	$(29,172,063)	$119,849
Insured New York	12/07	167 U.S. Treasury Bond	Short	$(18,658,744)	$(18,594,406)	$64,338

Interest Rate Swaps

Insured Municipal

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.	$39,050,000	5.503%	3 month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(106,873)
Merrill Lynch Capital Services, Inc.	$63,075,000	5.426%	3 month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$356,575
Morgan Stanley Capital Services, Inc.	$23,850,000	5.428%	3 month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$169,751
					$419,453

Insured California

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.	$12,850,000	5.503%	3 month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(35,168)
Merrill Lynch Capital Services, Inc.	$20,675,000	5.426%	3 month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$116,880
Morgan Stanley Capital Services, Inc.	$7,750,000	5.428%	3 month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$55,160
					$136,872

Insured New York

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.	$9,275,000	5.503%	3 month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(25,384)
Merrill Lynch Capital Services, Inc.	$12,300,000	5.426%	3 month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$69,534
Morgan Stanley Capital Services, Inc.	$5,600,000	5.428%	3 month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$39,858
					$84,008

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At September 30, 2007, each Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund and Eaton Vance Insured New York Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund, and Eaton Vance Insured New York Municipal Bond Fund ("the Funds") as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at September 30, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund, and Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 15, 2007

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

OTHER MATTERS (Unaudited)

Each Fund held its Annual Meeting of Shareholders on July 20, 2007. The following action was taken by the shareholders of each Fund:

Item 1: The election of Benjamin C. Esty, Thomas E. Faust Jr., Allen R. Freedman and James B. Hawkes as Class II Trustees of each Fund for a three-year term expiring in 2010, and the election of Heidi L. Steiger as a Class III Trustee of each Fund for a one-year term expiring in 2008:

	Nominee for Class II Trustee Elected by APS Shareholders Benjamin C. Esty	Nominee for Class II Trustee Elected by All Shareholders Thomas E. Faust Jr.	Nominee for Class II Trustee Elected by All Shareholders Allen R. Freedman	Nominee for Class II Trustee Elected by All Shareholders James B. Hawkes	Nominee for Class III Trustee Elected by All Shareholders Heidi L. Steiger
Insured Municipal Fund:
For	22,210	61,180,563	61,142,530	61,182,268	61,170,843
Withheld	40	655,086	693,119	653,381	664,806
Insured California Fund:
For	6,058	20,487,936	20,471,032	20,487,345	20,491,885
Withheld	8	157,688	174,592	158,279	153,739
Insured New York Fund:
For	5,598	15,104,375	15,101,693	15,103,675	15,093,613
Withheld	0	183,878	186,560	184,578	194,640

Results are rounded to the nearest whole number.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year-end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Eaton Vance Insured Municipal Bond Fund	100.00%
Eaton Vance Insured California Municipal Bond Fund	100.00%
Eaton Vance Insured New York Municipal Bond Fund	100.00%

Capital Gains Dividends — The Eaton Vance Insured Municipal Bond Fund designates $27,120,621 as a capital gain dividend.

Eaton Vance Insured Municipal Bond Funds

DIVIDEND REINVESTMENT PLAN

Each Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the same Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by each Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Insured Municipal Bond Funds

APPLICATION FOR PARTCIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Insured Municipal Bond Funds
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of September 30, 2007, our records indicate that there are 329, 67 and 75 registered shareholders for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively, and approximately 33,081, 8,359 and 7,344 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

American Stock Exchange symbols

Eaton Vance Insured Municipal Bond Fund  EIM

Eaton Vance Insured California Municipal Bond Fund  EVM

Eaton Vance Insured New York Municipal Bond Fund  ENX

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the following funds:

•  Eaton Vance Insured Municipal Bond Fund

•  Eaton Vance Insured California Municipal Bond Fund

•  Eaton Vance Insured New York Municipal Bond Fund

(the "Funds"), each with Eaton Vance Management (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared each Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year and three-year periods ended September 30, 2006 for each Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to collectively as "management fees"). As part of its review, the Board considered each Fund's management fee and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for each of the Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that none of the Funds is continuously offered and concluded that, in light of the level of the adviser's profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund.

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees and officers of Eaton Vance Insured Municipal Bond Fund (EIM), Eaton Vance Insured California Municipal Bond Fund (EVM) and Eaton Vance Insured New York Municipal Bond Fund (ENX) (the Funds) are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds' principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Until 2010. 3 years. Trustee since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of each Fund.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty(A) 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Until 2010. 3 years. Trustee since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Until 2009. 3 years. Trustee since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2008. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer(A) 9/21/35	Trustee	Until 2008. 3 years. Trustee since 2002	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Until 2008. 3 years. Trustee since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Until 2009. 3 years. Trustee since 2002	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007. Trustee until 2009. 3 years. Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 3/2/63	President of EVM and ENX; Vice President of EIM	President of EVM and ENX since 2005; Vice President of EIM since 2004	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	President of EIM; Vice President of EVM and ENX	President of EIM since 2005; Vice President of EVM and ENX since 2002	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President of ENX	Since 2005	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM and BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer of EVC, EVM and BMR, and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(A)  APS Trustee.

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Investment Adviser and Administrator
of Eaton Vance Insured Municipal Bond Funds
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent and Dividend Disbursing Agent
PFPC Inc.

Attn: Eaton Vance Insured Municipal Bond Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Insured Municipal Bond Funds
The Eaton Vance Building
255 State Street
Boston, MA 02109

1453-11/07  CE-IMBSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2006 and September 30, 2007 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	9/30/06	9/30/07

Audit Fees	$47,230	$49,530

Audit-Related Fees(1)	5,000	5,150

Tax Fees(2)	6,650	6,883

All Other Fees(3)	0	0

Total	$58,880	$61,563

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended September 30, 2006 and the fiscal year ended September 30, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	9/30/06	9/30/07

Registrant	$11,650	$12,033

Eaton Vance(1)	$72,100	$289,446

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Management

Cynthia J. Clemson, Robert B. MacIntosh and Craig R. Brandon, respectively, are the portfolio managers of Eaton Vance Insured California Municipal Bond Fund, Eaton Vance Insured Municipal Bond Fund and Eaton Vance Insured New York Municipal Bond Fund and are responsible for the overall and day-to-day management of each Fund’s investments.

Ms. Clemson has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”).  Mr. MacIntosh has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR.  Mr. Brandon has been an Eaton Vance analyst since 1998 and a portfolio manager since 2004, and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Insured California Municipal Bond Fund
Cynthia J. Clemson
Registered Investment Companies	10	$3,648.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Insured Municipal Bond Fund
Robert B. MacIntosh
Registered Investment Companies	10	$2,635.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	185	$163.4	0	$0

Insured New York Municipal Bond Fund
Craig R. Brandon
Registered Investment Companies	12	$1,481.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Dollar Range of Equity Securities Owned in the Fund

Insured California
Cynthia J. Clemson	None

Insured Municipal
Robert B. MacIntosh	$50,001-$100,000

Insured New York
Craig R. Brandon	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Insured California Municipal Bond Fund

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	November 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	November 15, 2007

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	November 15, 2007